SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549



FORM 8-K



CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 15, 2001

FINGERHUT MASTER TRUST
FINGERHUT RECEIVABLES, INC.
(Originator of the Fingerhut Master Trust)
(Exact name of registrant as specified in its charter)


	Delaware			333-45599 and 333-45611	41-1783128
(State of Incorporation)		(Commission File Number)	     (IRS Employer
Identification No.)



4400 Baker Road, Suite F480, Minnetonka, Minnesota   55343
(Address of principal executive offices)

(952) 936-5035
(Registrant's telephone number, including area code)











FINGERHUT RECEIVABLES, INC.

Current Report on Form 8-K


Item 7.		Financial Statements and Exhibits

	Ex. 20.a 	Series 1998-1 April Certificateholders' Statement

	Ex. 20.b	Series 1998-2 April Certificateholders' Statement

SIGNATURE


		Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

									FINGERHUT RECEIVABLES, INC.



									By	Brian M. Szames
										Brian M. Szames
										President and Treasurer




Dated:  May 15, 2001

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